[Logo]

                               Small Company Fund

                                   PROSPECTUS
                                February 27, 1998

================================================================================

PROSPECTUS
                      The 59 Wall Street Small Company Fund
                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street Small Company Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus.

      The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

      The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Small Company Portfolio, a diversified open-end investment company having the same investment objective as the Fund.

      Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 27, 1998. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

               The date of this Prospectus is February 27, 1998.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table............................................................      3
Financial Highlights.....................................................      4
Investment Objective and Policies........................................      5
Investment Restrictions..................................................      8
Purchase of Shares.......................................................      9
Redemption of Shares.....................................................      9
Management of the Corporation and
   the Portfolio ........................................................     10
Net Asset Value..........................................................     15
Dividends and Distributions..............................................     15
Taxes ...................................................................     16
Description of Shares ...................................................     17
Additional Information...................................................     18
Appendix.................................................................     20


                          TERMS USED IN THIS PROSPECTUS

Corporation .............................  The 59 Wall Street Fund, Inc.
Fund.....................................  The 59 Wall Street Small Company Fund
Portfolio ...............................  U.S. Small Company Portfolio
Investment Adviser.......................  Brown Brothers Harriman & Co.
Administrator of the Corporation.........  Brown Brothers Harriman & Co.
Administrator of the Portfolio...........  Brown Brothers Harriman
                                              Trust Company (Cayman) Limited
Subadministrator of the Corporation .....  59 Wall Street Administrators, Inc.
                                              ("59 Wall Street Administrators")
Subadministrator of the Portfolio........  Signature Financial Group (Cayman)
                                              Limited ("SFG-Cayman")
Distributor .............................  59 Wall Street Distributors, Inc.
                                              ("59 Wall Street Distributors")
1940 Act.................................  The Investment Company Act of 1940,
                                              as amended

EXPENSE TABLE
--------------------------------------------------------------------------------

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. The Directors of the Corporation believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Corporation retained the services of an investment adviser on behalf of the Fund and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases..........................................   None
Sales Load Imposed on Reinvested Dividends...............................   None
Deferred Sales Load......................................................   None
Redemption Fee...........................................................   None

                         ANNUAL FUND OPERATING EXPENSES*
                     (as a percentage of average net assets)

Investment Advisory Fee........................................            0.65%
12b-1 Fee......................................................            None
Other Expenses
  Administration Fee ..........................................  0.16%
  Shareholder Servicing/Eligible Institution Fee...............  0.25
  Other Expenses...............................................  0.27     0.68
                                                                 ----     ----
Total Fund Operating Expenses..................................           1.33%
                                                                          ====
----------------
* The annual fund operating expenses for the past fiscal year have been restated for the purposes of this table to reflect fees currently in effect.

                      Example                         1 year    3 years     5 years   10 years
                      -------                         ------    -------     -------   --------

A shareholder of the Fund would pay the following
  expenses on a $1,000 investment, assuming (1) 5%
  annual return, and (2) redemption at the end of
  each time period:...............................      $14       $42          $73     $160
                                                        ---       ---          ---     ----

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

      For more information with respect to the expenses of the Fund and the Portfolio, see "Management of the Corporation and the Portfolio" herein.

FINANCIAL HIGHLIGHTS
================================================================================

      The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.

                                                                                                            For the period
                                                                                                            April 23, 1991
                                                               For the years ended October 31,            (commencement of
                                                --------------------------------------------------------   operations) to
                                                1997      1996      1995        1994      1993      1992   October 31, 1991
                                                ----      ----      ----        ----      ----      ----   -----------------
Net asset value, beginning of year..........  $14.85     $12.81    $11.54     $12.92     $10.70    $10.36       $10.00
Income from investment operations:
  Net investment income (loss)..............   (0.04)      0.01      0.03       0.05       0.01      0.02         0.01
  Net realized and unrealized gain (loss)...    3.60       2.05      1.31      (1.04)      2.84      0.34         0.35
Less dividends and distributions:

  From net investment income................     --       (0.02)    (0.07)     (0.01)     (0.01)    (0.02)         --
  In excess of net investment income........   (0.01)       --        --         --         --        --           --
  Net realized gains .......................   (0.61)       --        --       (0.38)     (0.62)      --           --
  In excess of net realized gains...........     --         --        --        0.00(1)     --        --           --
                                              ------      -----    ------     ------     ------    ------       ------
  Net asset value, end of year..............  $17.79      14.85    $12.81     $11.54     $12.92    $10.70       $10.36
                                              ======      =====    ======     ======     ======    ======       ======

Total return(2).............................   24.65%     16.10%    11.69%     (7.81)%    27.00%     3.46%        3.60%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)..  $38,668    $35,102   $29,408    $39,401    $41,062   $20,504      $11,097
  Expenses as a percentage of average
    net assets(2) ..........................    1.12%      1.10%     1.10%      1.10%      1.10%     1.10%        1.10%(4)
  Ratio of net investment income (loss) to
    average net assets .....................   (0.23)%     0.08%     0.25%      0.40%      0.04%     0.16%        0.36%(4)
  Portfolio turnover rate...................     N/A        N/A        16%(3)    140%       116%       67%           8%
  Average commission rate paid per share....     N/A        N/A     $0.08%(3)    --         --        --          --

------
(1)   Less than $0.01 per share.

(2) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

      Ratio of expenses to average net assets.    1.33%      1.32%     1.27%      1.21%      1.38%     1.46%       2.25%(4)
      Total return............................   24.44%     15.88%    11.52%     (7.94)%    26.72%     3.10%       3.00%

      The expense payment agreement terminated on July 1, 1997.

      Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

(3) Portfolio turnover and average commission paid represents the rate of portfolio activity and average commission rate for the period while the Fund was making investments directly in securities. The portfolio turnover rate and average commission rate paid for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's Financial Highlights which is included elsewhere in this report.

(4)   Annualized.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

      The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

      The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.

      The assets of the Portfolio under normal circumstances are fully invested in equity securities of small companies, consisting primarily of common stocks listed on securities exchanges or traded in the over-the-counter market in the United States. Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, trust or limited partnership interests, rights and warrants.

      The Portfolio currently focuses on approximately 1,600 companies which have a stock market capitalization of less than $3 billion and more than $400 million. The common stocks of these companies represent approximately 17% of the market value of U.S. equities and have a total market value of over $1.6 trillion. Although much smaller in capitalization than the companies in the Standard & Poor's 500 Index, the equity securities of these companies generally offer sufficient liquidity for use in the Portfolio.

                            BREAKDOWN OF U.S. STOCKS
                            BY MARKET CAPITALIZATION
                            (as of December 31, 1997)

                                                     Total Market Capitalization
                                                     ---------------------------
         Market                       Approximate      Dollars            % of
     Capitalization                  No. of Stocks   (Billions)           Total
     --------------                  -------------   ----------           -----
over $3 bil......................        551            8,086              77.3
$400 mil - $3 bil................      1,683            1,822              17.4
$3 mil - $400 mil................      6,391              557               5.3
                                       -----            -----             -----
Totals...........................      8,625           10,465             100.0

Dow Jones Ind. Avg...............         30              945              18.6
S&P 500 Index....................        500            7,550              72.2

Source: Brown Brothers Harriman & Co. figures do not include American depository receipts, limited partnerships or closed-end mutual funds.

      The Investment Adviser screens this stock universe of approximately 1,600 companies on an ongoing basis and ranks the stocks in the universe on the basis of proprietary quantitative models utilizing various fundamental and valuation criteria. The ranking of securities according to these models is the basis for constructing and changing the composition of the securities held by the Portfolio. This computerized quantitative approach enables the Portfolio to have a highly diversified portfolio, typically with securities of 90-200 companies. This diversification serves to reduce specific company risk and permits many sectors of the U.S. economy to be represented.

      Historically, the common stocks of small companies have provided investors with higher long-term returns than the common stocks of large companies as represented by the Standard & Poor's 500 Index or the Dow Jones Industrial Average. This superior long-term performance has been achieved in an irregular fashion as the common stocks of small companies have experienced relatively long periods of outperformance followed by periods of underperformance. Over the past 40 years, the major periods of outperformance were from 1958 to 1968, from 1973 to 1983 and from late 1990 to mid-1994. Since mid-1994, the common stocks of small companies have lagged the performance of common stocks of large companies.

                           RELATIVE PERFORMANCE CYCLE
                                 (TOTAL RETURN)

                      Jan. 1, 1951    Jan. 1, 1958    Jan. 1, 1969   July 1, 1973   Aug. 1, 1983   Nov. 1, 1990     July 1, 1994
                           to              to               to             to            to             to               to
                      Dec. 31, 1957   Dec. 31, 1968   June 30, 1973  July 31, 1983  Oct. 31, 1990  June 30, 1994   Dec. 31, 1997
                      -------------   -------------   -------------  -------------  -------------  -------------   -------------

S&P 500 Index.........    +178%           +272%             +16%        +   152%         +146%         + 63%           +137%
Small Company
  Stock Index.........   +  79%           +985%            - 46%         +1,101%         +  9%         +115%           +102%
(Ibbotson Associates)
Russell 2000 Index*...     N.A.            N.A.             N.A.            N.A.         + 15%         +102%           + 92%
(Index started Dec. 1978)
S&P 600 Index.........     N.A.            N.A.             N.A.            N.A.          N.A.         +100%           +108%
(Index started Jan. 1984)

---------------
Note: Periods shown except for beginning and end points are based on peaks and troughs of relative performance.

* Index comprised of those U.S. stocks ranked from the 1,001st largest to the 3,000th largest based on market capitalization.

              ANNUALIZED TOTAL RETURN JAN. 1, 1951 - DEC. 31, 1997
                                 (COMPOUND RATE)

 S&P 500 Index.................................................  +12.9% per year
 Small Company Stock Index (Ibbotson Associates)...............  +15.5% per year

                                  Risk Factors

      Investing in equity securities of small companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, shares of the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

                               Hedging Strategies

      Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Portfolio. (See Appendix on page 20 for more detail.)

                               Portfolio Brokerage

      Utilization of the Investment  Adviser's  proprietary  quantitative models
for  the  selection  of  portfolio   securities,   and  the  resulting  periodic
rebalancing of portfolio holdings, causes turnover in the Portfolio which is relatively high compared to more traditionally managed portfolios. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate of the Portfolio was 51% and 63%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

      In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      Brown Brothers Harriman & Co. acts as one of the principal brokers of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Brown Brothers Harriman & Co. receives brokerage commissions from the Portfolio.

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                           Other Investment Techniques

      Short-Term Instruments. The assets of the Portfolio may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

      U.S. Government Securities. The assets of the Portfolio may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

      Restricted Securities. Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

      Loans of Portfolio Securities. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

      When-Issued and Delayed Delivery Securities. Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information" in this Prospectus).

      As a fundamental policy, money is not borrowed by the Portfolio in an amount in excess of 33 1/3% of its assets. It is intended that money will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

      As a non-fundamental policy, under normal circumstances, at least 65% of the value of the total assets of the Portfolio is invested in the equity securities of companies with a market capitalization of less than $3 billion and more than $400 million. For these purposes, equity securities are defined as common stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants.

      The Fund and the Portfolio are classified as "diversified" under the 1940 Act, which means that at least 75% of the Portfolio's total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer.

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

      An investor who has an account with an Eligible Institution (see page 14) or a Financial Intermediary (see page 13) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

      Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation

         The Fund's Shareholder Servicing Agent (see page 13), each Eligible Institution and each Financial Intermediary (see page 13 and 14) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $100,000.


                         Further Redemption Information

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      An  investor  should be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION AND THE PORTFOLIO
================================================================================

                        Directors, Trustees and Officers

      The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.

      Because  of the  services  rendered  to the  Portfolio  by the  Investment
Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairman, receive no compensation from the Fund or the Portfolio. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)

   The Directors of the Corporation are:
      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
         Vice Chairman-Finance and Operations of The Interpublic Group of Companies

      David P. Feldman
         Retired,Chairman and Chief Executive Officer-AT&T Investment Management
            Corporation

     Alan G. Lowy
        Private Investor

     Arthur D. Miltenberger
        Vice President and Chief Financial Officer of Richard K. Mellon and Sons

  The Trustees of the Portfolio are:
     H.B. Alvord
        Retired, Former Treasurer and Tax Collector of Los Angeles County

     Richard L. Carpenter
        Retired, Director of Internal Investments of the Public School Employees' Retirement System

     Clifford A. Clark
        Retired, Former Senior Manager of Brown Brothers Harriman & Co.

     David M. Seitzman
        Retired, Physician with Seitzman, Shuman, Kwart and Phillips


                               Investment Adviser

      The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997, it managed total assets of approximately $25 billion.

      The Portfolio is managed on a day-to-day basis by a team of individuals, including Mr. Donald B. Murphy, Mr. John A. Nielsen, Mr. George H. Boyd and Mr. Paul R. Lenz. Mr. Murphy holds a B.A. from Yale University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1966. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Boyd holds a B.A. from Colgate University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Lenz holds a B.S. from The State University of New York, Stony Brook, M.S. from the University of Oregon and a Ph.D. from the University of Wisconsin, Madison. He joined Brown Brothers Harriman & Co. in 1996.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio. Brown Brothers Harriman & Co. and its affiliates also receive annual administration fees from the Fund equal to 0.125% of the average daily net assets of the Fund, annual administration fees from the Portfolio equal to 0.035% of the average daily net assets of the Portfolio and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

     The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co.

dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".


      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrators

      Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

      In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

      For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.125% of the Fund's average daily net assets.

      Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the

Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

      For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           Shareholder Servicing Agent

      The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

                            Financial Intermediaries

      From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions

      The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


                                   Distributor

         59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

      59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

      As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

      As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              Independent Auditors

      Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolio.

NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

      Values of assets held by the Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      Substantially all of the Fund's net investment income ("Net Income"), including its pro rata share of the Portfolio's net income and realized net short-term capital gains in excess of net long-term capital losses is declared and paid to Fund shareholders at least annually as a dividend, and substantially all of the Fund's pro rata share of the Portfolio's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to Fund shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to Fund shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

      Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Portfolio's net income may consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

      Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors of the Corporation by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors of the Corporation. Shareholders also have the right to remove one or more Directors of the Corporation without a meeting by a declaration in writing by a specified number of shareholders.

      The By-Laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

      The  Portfolio,  in which all of the assets of the Fund are  invested,  is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

      Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

      Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

      Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

      The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio (See "Investment Objective and Policies" on page 5). In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 600 Index and the Russell 2000 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

      This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX--HEDGING STRATEGIES
================================================================================

      Options on Stock Indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange) and the Russell 2000 Index (Chicago Board of Options Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolio.

      In order to assure that the Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When the Portfolio enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

The 59 Wall Street Fund, Inc.
Investment Adviser and Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759


No  dealer,   salesman  or  any  other  person  has  been
authorized  to  give  any  information  or  to  make  any
representations,  other  than  those  contained  in  this
Prospectus  and the Statement of Additional  Information,
in   connection   with  the  offer   contained   in  this
Prospectus,  and if given or made, such other information
or representations must not be relied upon as having been
authorized by the  Corporation or the  Distributor.  This
Prospectus   does   not   constitute   an  offer  by  the
Corporation  or  by  the   Distributor  to  sell  or  the
solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

                                     [LOGO]

                              European Equity Fund
                            Pacific Basin Equity Fund

                                   PROSPECTUS

                                February 27, 1998

================================================================================
PROSPECTUS

                     The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund are separate portfolios of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus.

      The European Equity Fund and the Pacific Basin Equity Fund are each designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.

      Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

      Brown  Brothers  Harriman  &  Co.  is  the  investment   adviser  to,  the
administrator of and the shareholder servicing agent for each Fund. Shares of the Funds are offered at net asset value without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about each Fund that a prospective investor ought to know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 27, 1998. This information is incorporated herein by reference and is available without charge upon request from the Funds' distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this Prospectus is February 27, 1998.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table............................................................     3
Financial Highlights.....................................................     4
Investment Objective and Policies........................................     6
Investment Restrictions..................................................    11
Purchase of Shares.......................................................    12
Redemption of Shares.....................................................    12
Management of the Corporation............................................    13
Net Asset Value..........................................................    17
Dividends and Distributions..............................................    17
Taxes....................................................................    18
Description of Shares....................................................    19
Additional Information ..................................................    20
Appendix.................................................................    21


                          TERMS USED IN THIS PROSPECTUS

Corporation...................      The 59 Wall Street Fund, Inc.
Funds.........................      The 59 Wall Street European Equity Fund
                                         (the "European Equity Fund")
                                    The 59 Wall Street Pacific Basin Equity Fund
                                         (the "Pacific Basin Equity Fund")
Investment Adviser
  and Administrator...........      Brown Brothers Harriman & Co.
Subadministrator..............      59 Wall Street Administrators, Inc.
                                         ("59 Wall Street Administrators")
Distributor...................      59 Wall Street Distributors, Inc.
                                         ("59 Wall Street Distributors")
1940 Act......................      The Investment Company Act of 1940,
                                         as amended

EXPENSE TABLE
================================================================================

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of each Fund, and the aggregate annual operating expenses of each Fund, as a percentage of average net assets of that Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                     European      Pacific Basin
                                                    Equity Fund     Equity Fund
                                                    -----------     -----------

     Sales Load Imposed on Purchases...............     None            None
     Sales Loan Imposed on Reinvested Dividends....     None            None
     Deferred Sales Load...........................     None            None
     Redemption Fee................................     None            None

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                     European      Pacific Basin
                                                    Equity Fund     Equity Fund
                                                    -----------     -----------
     Investment Advisory Fee.......................         0.65%          0.65%
     12b-1 Fee.....................................      None           None
     Other Expenses
       Administration Fee  ........................  0.15%          0.15%
       Shareholder Servicing/Eligible
         Institution Fee...........................  0.25           0.25
       Other Expenses .............................  0.27   0.67    0.14   0.54
                                                     ----   ----    ----   ----
     Total Operating Expenses Paid by Fund.........         1.32%          1.19%
     Expenses paid by commissions/expense offset
       arrangements................................         0.04           0.07
                                                            ----           ----
     Total Fund Operating Expenses.................         1.36%          1.26%
                                                            ====           ====


                Example                          1 year 3 years 5 years 10 years
                -------                          ------ ------- ------- --------
    European Equity Fund: A shareholder of the
    Fund would pay the following expenses on a
    $1,000 investment, assuming (1) 5%  annual
    return, and (2) redemption at  the  end of
    each time period:............................. $14    $43     $74     $164
                                                   ---    ---     ---     ----

    Pacific Basin  Equity  Fund: A shareholder
    of  the  Fund  would  pay   the  following
    expenses on a $1,000 investment,  assuming
    (1)  5%  annual return, and (2) redemption
    at the end of each time period:............... $13    $40     $69     $152
                                                   ---    ---     ---     ----

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than each Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of each Fund bear directly or indirectly.

     For more information with respect to the expenses of each Fund see "Management of the Corporation" herein.

FINANCIAL HIGHLIGHTS
================================================================================

      The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


                                                                           European Equity Fund
                                                      ---------------------------------------------------------------
                                                                      For the years ended October 31,
                                                      ---------------------------------------------------------------
                                                       1997      1996      1995       1994     1993    1992     1991
                                                       ----      ----      ----       ----     ----    ----     ----
Net asset value, beginning of year.............       $35.02    $31.95    $31.82    $31.17   $27.15   $25.35  $25.00

Income from investment operations:
   Net investment income.......................         0.39      0.38(1)   0.45      0.39     0.21     0.29    0.31
   Net realized and unrealized gain............         5.29      4.08      2.09      1.80     6.09     1.74    0.04

Less dividends and distributions:
   From net investment income..................        (0.41)      --        --      (0.25)   (0.36)   (0.23)    --
   From net realized gains.....................        (2.27)    (1.39)    (2.41)    (1.29)   (1.91)     --      --
   In excess of net realized gains.............          --        --        --        --     (0.01)     --      --
                                                      ------    ------    ------    ------   ------   ------  ------
Net asset value, end of year...................       $38.02    $35.02    $31.95    $31.82   $31.17   $27.15  $25.35
                                                      ======    ======    ======    ======   ======   ======  ======
Total return...................................        17.28%    14.63%     9.42%     7.35%   24.82%    7.87%   1.60%
Ratios/Supplemental Data:
   Net assets, end of year (000's omitted).....     $154,179  $146,350  $116,955  $110,632  $88,860  $27,426 $14,231
Expenses as a percentage of average net assets:
  Expenses paid by Fund........................         1.32%     1.23%     1.24%     1.37%    1.50%    1.50%   1.50%
  Expenses paid by commissions(2)..............         0.01%     0.01%     0.05%      n/a      n/a      n/a     n/a
  Expense offset arrangements..................         1.03%     0.09%     0.14%      n/a      n/a      n/a     n/a
                                                      ------    ------    ------    ------   ------   ------  ------
     Total expenses............................         1.36%     1.33%     1.43%     1.37%    1.50%    1.50%   1.50%
Ratio of net investment income to average
   net assets..................................         1.02%     1.16%     1.55%     1.30%    1.28%    1.71%   1.54%
Portfolio turnover rate........................           82%       42%       72%      124%      37%      50%     58%
Average commission rate paid per share(3)......      $0.0062   $0.0212   $0.0216        --       --       --      --

----------
(1)   Calculated using average shares outstanding for the year.

(2) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

(3) Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction. As a result, the above rate is not indicative of the commission arrangements currently in effect.

================================================================================


                                                                        Pacific Basin Equity Fund
                                                      ---------------------------------------------------------------
                                                                      For the years ended October 31,
                                                      ---------------------------------------------------------------
                                                       1997      1996      1995       1994     1993    1992     1991
                                                       ----      ----      ----       ----     ----    ----     ----
Net asset value, beginning of year.............       $30.19    $29.88    $39.85    $39.87   $27.53   $27.65  $25.00

Income from investment operations:
   Net investment income.......................         0.00(1,2) 0.051     0.11      0.14     0.14     0.12    0.10
   Net realized and unrealized gain (loss).....        (4.69)     1.62     (4.50)     1.26    13.18     0.33    2.55

Less dividends and distributions:
   From net investment income..................        (0.00)(2) (0.86)    (0,00)2   (0.14)   (0.02)   (0.18)    --
   In excess of net investment income..........        (0.25)    (0.50)      --        --       --       --      --
   From net realized gains.....................        (0.28)      --      (5.58)    (1.28)   (0.96)   (0.39)    --
   In excess of net realized gains.............        (0.45)      --        --        --       --       --      --
                                                      ------    ------    ------    ------   ------   ------  ------
Net asset value, end of year...................       $24.52    $30.19    $29.88    $39.85   $39.87   $27.53  $27.65
                                                      ======    ======    ======    ======   ======   ======  ======
Total return...................................       (16.03)%    5.65%   (10.62)%    3.48%   50.02%    1.68%  10.68%

Ratios/Supplemental Data:
   Net assets, end of year (000's omitted).....     $102,306  $150,685  $114,932  $120,469  $92,863  $31,250 $20,492
Expenses as a percentage of average net assets:
  Expenses paid by Fund........................         1.19%     1.13%     1.24%     1.29%    1.50%    1.50%   1.50%
  Expenses paid by commissions(4)..............         0.01%     0.01%     0.05%      n/a      n/a      n/a     n/a
  Expense offset arrangements..................         0.06%     0.16%     0.14%      n/a      n/a      n/a     n/a
                                                      ------    ------    ------    ------   ------   ------  ------
     Total expenses............................         1.26%     1.30%     1.43%     1.29%    1.50%    1.50%   1.50%
Ratio of net investment income to
   average net assets..........................         0.00%(2)  0.16%     0.53%     0.39%    0.62%    0.43%   0.64%
Portfolio turnover rate........................           63%       58%       82%       86%      79%      84%     56%
Average commission rate paid per share(3)......      $0.0195   $0.0149   $0.0092        --       --       --      --

----------
(1)   Calculated using average shares outstanding for the year.

(2)   Less than $0.01 per share.

(3) Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction. As a result, the above rate is not indicative of the commission arrangements currently in effect.

(4) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

   Further information about performance of each Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

      The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

      The investment objective of each Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of that Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.) However, the investment policies of each Fund as described below are not fundamental and may be changed without such approval.

      The assets of the European Equity Fund under normal circumstances are fully invested in equity securities of companies based in the European Economic Community (Germany, France, Italy, United Kingdom, Spain, Netherlands, Belgium, Denmark, Greece, Portugal, Ireland, Luxembourg), as well as Switzerland, Austria, Norway, Sweden, Finland, Turkey, the Czech Republic, Slovakia, Hungary, Poland and Romania. The following table is a comparison of market capitalization, Gross Domestic Product (GDP) and population of European countries.

                               EUROPEAN STATISTICS

                                              Market                    Gross Domestic
                                          Capitalization                    Product               Population
                                     ----------------------          --------------------      -----------------
                                      Dollars         % of            Dollars       % of                    % of
                                     (Billions)      Total*         (Billions)     Total*      (Millions)  Total*
                                       -------       -----           --------      -----       --------    -----
EUROPEAN UNION
--------------
  UNITED KINGDOM .................     1,936         33.7                856         9.3          58.3      11.0
  GERMANY.........................       770         13.4              2,353        25.7          81.6      15.5
  FRANCE .........................       623         10.8              1,539        16.8          58.4      11.0
  NETHERLANDS ....................       506          8.8                393         4.3          15.5       2.9
  ITALY ..........................       317          5.5              1,249        13.6          57.4      10.9
  SWEDEN .........................       226          3.9                250         2.7           8.8       1.7
  SPAIN ..........................       226          3.9                581         6.3          39.3       7.4
  BELGIUM ........................       140          2.4                269         2.9          10.1       1.9
  DENMARK.........................        83          1.4                174         1.9           5.3       1.0
  FINLAND.........................        67          1.2                124         1.4           5.1       1.0
  PORTUGAL........................        31          0.5                216         2.4           8.5       1.6
  IRELAND.........................        43          0.7                 64         0.7           3.3       0.6
  AUSTRIA.........................        51          0.9                107         1.2           9.9       1.9
  GREECE..........................        28          0.5                108         1.2          10.5       2.0
  LUXEMBOURG......................         8          0.1                 17         0.2           0.4       0.1
                                       -----        -----              -----       -----         -----     -----
    SUBTOTAL......................     5,055         88.0              8,300        90.6         372.7      70.5

OTHER WESTERN EUROPE
--------------------
  SWITZERLAND.....................       555          9.7                295         3.2           7.1       1.3
  NORWAY..........................        54          0.9                158         1.7           4.4       0.8
  TURKEY.........................         50          0.9                176         1.9          62.7      11.9
                                       -----        -----              -----       -----         -----     -----
    SUBTOTAL......................       659         11.5                629         6.9          74.2      14.0
                                       -----        -----              -----       -----         -----     -----
WESTERN EUROPE TOTAL..............     5,714         99.5              8,929        97.8         447.0      85.5

EASTERN EUROPE
--------------
  CZECH REPUBLIC..................        14          0.2                 52         0.6          10.3       1.9
  HUNGARY.........................         9          0.2                 36         0.4          10.2       1.9
  POLAND..........................         7          0.1                106         1.2          38.6       7.3
  ROMANIA.........................         1          0.0                 36         0.4          22.6       4.3
                                       -----        -----              -----       -----         -----     -----
    SUBTOTAL......................        31          0.5                230         2.5            82      15.5
                                       -----        -----              -----       -----         -----     -----
EUROPE TOTAL......................     5,745        100.0              9,159       100.0         528.6     100.0
                                       =====        =====              =====       =====         =====     =====

Sources:  Market   Capitalization:   Datastream   (as  of  December   1997)  and
          International Finance Corporation (November 1997)
          GDP/Population:  International  Monetary Fund: International Financial
          Statistics (February 1998).


----------
*     Figures may not add due to rounding differences.

      The assets of the Pacific Basin Equity Fund under normal circumstances are fully invested in equity securities of companies based in Pacific Basin countries, including Japan, Hong Kong, Australia, Malaysia, Singapore, South Korea, Taiwan, Thailand, India, Philippines, Indonesia, New Zealand, China, Pakistan, Sri Lanka and Bangladesh. The following table is a comparison of market capitalization, GDP and population of Pacific Basin countries.

                            PACIFIC BASIN STATISTICS

                                              Market                    Gross Domestic
                                          Capitalization                    Product               Population
                                     ----------------------          --------------------      -----------------
                                      Dollars         % of            Dollars       % of                    % of
                                     (Billions)      Total*         (Billions)     Total*      (Millions)  Total*
                                       -------       -----           --------      -----       --------    -----
JAPAN.............................     2,217          64.3             4,600         57.1        125.8       4.2
HONG KONG.........................       326           9.5               154          1.9          6.3       0.2
AUSTRALIA.........................       246           7.1               638          7.9         18.3       0.6
TAIWAN............................       178           5.2               261          3.2         21.3       0.7
INDIA.............................       132           3.8               310          3.8        935.7      31.3
SINGAPORE.........................        92           2.7                94          1.2          3.0       0.1
MALAYSIA .........................        61           1.8                99          1.2         20.7       0.7
THAILAND..........................        55           1.6               165          2.0         59.4       2.0
INDONESIA.........................        40           1.2               227          2.8        193.8       6.5
NEW ZEALAND.......................        29           0.8               139          1.7          3.6       0.1
KOREA.............................        27           0.8               484          6.0         45.5       1.5
PHILLIPINES.......................        23           0.7                84          1.0         70.3       2.3
PAKISTAN..........................        14           0.4                60          0.7        129.8       4.3
CHINA.............................         5           0.1               701          8.7      1,211.5      40.8
BANGLADESH........................         1           0.0                31          0.4        120.4       4.0
SRI LANKA.........................         2           0.1                14          0.2         18.4       0.6
                                       -----         -----             -----        -----      -------     -----
  TOTAL...........................     3,448         100.0             8,061        100.0      2,993.8     100.0
                                       =====         =====             =====        =====      =======     =====

Sources:  Market   Capitalization:   Datastream   (as  of  December   1997)  and
          International Finance Corporation (November 1997).

          GDP/Population: International Monetary Fund: International Financial Statistics (February 1998).

----------
*     Figures may not add due to rounding differences.

      Although the assets of each of the Funds are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing securities of foreign-based companies. Although each of the Funds invests primarily in equity securities which are traded on national securities exchanges, those which are traded in over-the-counter markets may also be purchased for each of the Funds. (See "Investment Restrictions".) The Funds may invest in securities of appropriate investment companies in order to obtain participation in markets which restrict foreign investment or to obtain more favorable investment terms for the Funds.

      The Investment Adviser allocates investments among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. In response to changes or anticipated changes in these criteria, a particular country's representation in a Fund's portfolio is increased, decreased or eliminated. As a result of applying these criteria a Fund's assets are allocated among countries in a manner which does not reflect the relative size or valuation of a country's capital market or a country's relative GDP or population.

      In constructing the portfolio of securities of each Fund, emphasis is placed on the equity securities of larger companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

      The Corporation may, in the future, seek to achieve each Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

                                  Risk Factors

      Foreign Investments. Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

      The value of the investments of the Funds may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies.

      In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the investments of each Fund are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

      The foreign investments made for either Fund are made in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

      Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund holds various foreign currencies from time to time, the value of the net assets of each Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Fund also incurs costs in connection with conversion between various currencies.

      Special Risks Concerning Eastern Europe and Developing Countries. The European Equity Fund may invest in securities of issuers based in Eastern Europe and in developing countries. The Pacific Basin Equity Fund may invest a substantial portion of its assets in the securities of issuers based in developing countries.

      Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

                               Hedging Strategies

      Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for a Fund. (See Appendix on page 21 for more details.) For the same purpose, put and call options on stocks, stock indexes and currencies may be purchased for a Fund, although the current intention is not to do so in such a manner that each put and call option type would put more than 5% of a Fund's net assets at risk.

      Over-the-counter options ("OTC Options") purchased are treated as not readily marketable.

      The Investment Adviser may, on behalf of each Fund, enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.


                               Portfolio Brokerage

      The portfolio of each of the Funds is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. The portfolio turnover rate for the European Equity Fund was 42% and 82% for the fiscal years ended October 31, 1996 and 1997, respectively. For the same time periods, the portfolio turnover rate for the Pacific Basin Equity Fund was 58% and 63%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

      In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Fund to pay other unaffiliated service providers on behalf of that Fund for services provided for which that Fund would otherwise be obligated to pay. Such commissions paid by a Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, this procedure might adversely affect a Fund.

                           Other Investment Techniques

      Short-Term Investments. The assets of each Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments. Cash is held for each Fund in demand deposit accounts with the Funds' custodian bank.

      Government Securities. The assets of each Fund may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

      Restricted Securities. Securities that have legal or contractual restrictions on their resale may be acquired for a Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Fund reflects any limitation on their liquidity.

      Loans of Portfolio Securities. Loans up to 30% of the total value of the securities of a Fund are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of a Fund, that Fund's income can be increased by that Fund's continuing to receive income on the loaned securities as well as by the opportunity for that Fund to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to that Fund and its shareholders.

      When-Issued and Delayed Delivery Securities. Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

      Foreign Currency Exchange Transactions. Because securities denominated in currencies other than the U.S. dollar are bought and sold for the Funds, and interest, dividends and sale proceeds are received by the Funds in currencies other than the U.S. dollar, foreign currency exchange transactions from time to time are entered into for the Funds to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Foreign currency exchange transactions are agreements to exchange currencies at a specific rate either for settlement two days thereafter (i.e., spot market or spot contracts) or for settlement on a future date (i.e., forward contracts).

      Investment Company Securities. Subject to applicable statutory and regulatory limitations, the assets of each Fund may be invested in shares of other investment companies. Under the 1940 Act, assets of either Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Fund's total assets would be so invested, (ii) 5% or less of the market value of that Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Funds includes a listing of the specific investment restrictions which govern each Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of a Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information" in this Prospectus).

      As a fundamental policy, money is not borrowed for a Fund in an amount in excess of 33 1/3% of the assets of that Fund. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

      As a non-fundamental policy, under normal circumstances, at least 65% of the value of the total assets of each Fund is invested in equity securities of companies based in countries in which that Fund may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies.

      The European Equity Fund and the Pacific Basin Equity Fund are each classified as "non-diversified" under the 1940 Act, which means that neither of these Funds is limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single issuer (although certain diversification requirements are imposed by the Internal Revenue Code of 1986, as amended). The possible assumption of large positions in the securities of a small number of issuers may cause the performance of each of these Funds to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends, declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

      An investor who has an account with an Eligible Institution (see page 16) or a Financial Intermediary (see page 15) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.


      Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation

         The Funds' Shareholder Servicing Agent (see page 16), each Eligible Institution and each Financial Intermediary (see pages 16 and 15) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co. as the Funds' Shareholder Servicing Agent, has established a minimum account size of $25,000.

                         Further Redemption Information

      In the event a shareholder redeems all shares held in a Fund, future purchases of shares of that Fund by such shareholder would be subject to that Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      An  investor  should  be  aware  that  redemptions  from a Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

      The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION
================================================================================

                             Directors and Officers

      The Directors, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of each Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Funds and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Directors and Officers" in the Statement of Additional Information.)

   The Directors of the Corporation are:

      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of
           Shields & Company
      Eugene P. Beard
         Vice Chairman-Finance and Operations of
           The Interpublic Group of Companies
      David P. Feldman
         Retired, Chairman and Chief Executive
           Officer-AT&T Investment Management
           Corporation
      Alan G. Lowy
         Private Investor
      Arthur D. Miltenberger
         Vice President and Chief Financial Officer of
           Richard K. Mellon and Sons

                               Investment Adviser

      The Investment Adviser to each Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to each Fund. Subject to the general supervision of the Corporation's Directors, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for each Fund, places the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997, it managed total assets of approximately $25 billion.

         Each Fund's portfolio is managed on a day-to-day basis by a team of individuals, including Mr. John A. Nielsen, Ms. Camille M. Kelleher, Mr. A. Edward Allinson, Mr. G. Scott Clemons, Mr. Paul J. Fraker and Mr. Ben Kottler. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman & Co. in 1984. Mr. Allinson holds a B.A. and a M.B.A. from the University of Pennsylvania and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1990. Mr Fraker holds a B.A. from Carleton College and a M.A. from Johns Hopkins University. He joined Brown Brothers Harriman & Co. in 1996. Mr. Kottler holds a B.A. from Durham University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1996.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreements, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Fund. Brown Brothers Harriman & Co. also receives an annual administration fee from each Fund equal to 0.15% of each Fund's average daily net assets and an annual shareholder servicing/eligible institution fee from each Fund equal to 0.25% of the average daily net assets of each Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

      The investment advisory services of Brown Brothers Harriman & Co. to each Fund are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to "59 Wall Street".

      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrator

      Brown Brothers Harriman & Co. acts as Administrator for the Corporation. (See "Administrator" in the Statement of Additional Information.)

      In  its  capacity  as   Administrator,   Brown  Brothers  Harriman  &  Co.
administers  all  aspects  of  the  Corporation's   operations  subject  to  the
supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and each Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for each Fund and reports to each Fund's shareholders and the Securities and Exchange Commission.

      For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.15% of that Fund's average daily net assets.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Funds.

                          Shareholder Servicing Agent

      The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

                            Financial Intermediaries

      From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                             Eligible Institutions

      The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                                  Distributor

      59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws. See "Distributor" in the Statement of Additional Information.

      59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian, Transfer and Dividend Disbursing Agent for each Fund.

      As Custodian, it is responsible for maintaining books and records of each Fund's portfolio transactions and holding each Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. State Street employs subcustodians, each of which has been approved by the Board of Directors in accordance with the regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for foreign assets held outside the United States for each Fund. The Board of Directors monitors the activities of the Custodian and each subcustodian. Subject to the supervision of the Administrator, the Custodian maintains each Fund's accounting and portfolio transaction records and for each day computes each Fund's net asset value. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of each Fund's shares.

                              Independent Auditors

      Deloitte & Touche LLP are the independent auditors for the Funds.

NET ASSET VALUE
================================================================================

      Each Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The determination of each Fund's net asset value per share is made by subtracting from the value of the total assets of a Fund the amount of its liabilities and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

      Values of assets in each Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      Substantially all of each Fund's net investment income and realized net short-term capital gains in excess of net long-term capital losses ("Net Income") is declared and paid to shareholders at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

      Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements.

      Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Funds does not consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in a Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

      The Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% in value of a Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of that Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation makes the election, each Fund shareholder would be required in computing federal income tax liability to include in income that shareholder's proportionate share of the amount of foreign income taxes paid by that Fund and would be entitled to claim either a credit (which is subject to certain limitations), or, if deductions are itemized, a deduction for that shareholder's share of the foreign income taxes paid by that Fund. (No deduction is permitted in computing alternative minimum tax liability.) Certain entities, including Corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Code, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.

      Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                             State and Local Taxes

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                               Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

                               Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 as shares of the European Equity Fund and 25,000,000 as shares of the Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are six such series in addition to the Funds.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

      The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of a Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of that Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present in person or represented by proxy; or (ii) more than 50% of that Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

      This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX--FUTURES CONTRACTS
================================================================================

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Fund. Futures contracts on foreign currencies may also be entered into for each Fund, although in each case the current intention is not to do so.

      In order to assure that a Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets.

      Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for a Fund would rise in value by an amount which approximately offsets the decline in value of the portion of that Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the shore term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When a Fund enters into a Futures Contract, it may be initially required to deposit with that Fund's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initially margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Fund's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Funds, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock

Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche a Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), The Amsterdam Exchanges (AE), and London
Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Fund seeks a hedge.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.